SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         - - - - - - -


                           FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

Date of report
 (Date of earliest event reported):            April 10, 2003


                      Symbol Technologies, Inc.
--------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 1-9802             11-2308681
   --------                 ------             ----------
(State or other        (Commission File       (IRS Employer
Jurisdiction of            Number)         Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                 11742
-------------------------------                     ----------
  (Address of principal                             (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                   (631) 738-2400


Former name or former address, if changed
    since last report:                          Not Applicable






ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included herein:

Exhibit 99.1     Press Release dated April 10, 2003
                 Symbol Technologies Announces Preliminary
                 First Quarter 2003 Results, Provides Interim
                 Update on Financial Restatement


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Symbol Technologies, Inc. ("Symbol") is furnishing herewith its Press Release dated April 10, 2003 announcing preliminary first quarter 2003 results and providing interim update on financial restatement.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYMBOL TECHNOLOGIES, INC.




Date: April 11 , 2003         By: /s/Mark T. Greenquist ______
                                  Name:  Mark T. Greenquist
                                  Title: Senior Vice President
                                         and Chief Financial
                                         Officer














                          EXHIBIT INDEX

Exhibit            Description

Exhibit 99.1     Press Release dated April 10, 2003
                 Symbol Technologies Announces Preliminary
                 First Quarter 2003 Results, Provides Interim
                 Update on Financial Restatement